May 1, 2020

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Technology Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in "Principal Investment Strategy" and "Principal Risks" in the summary prospectus and "Fund Summary—Principal Investment Strategy" and "Principal Risks" in the prospectus:

The fund also may invest in U.S. dollar-denominated American Depository Receipts (ADRs).

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ADR risk.  ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

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The following information supplements the information contained in "Fund Details—Goal and Approach" and "Investment Risks" in the prospectus:

The fund also may invest in U.S. dollar-denominated ADRs.  ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interests in securities of non-U.S. issuers that are publicly traded in overseas markets.  ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, and may be converted into the underlying foreign securities.  The fund may purchase ADRs through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the underlying security.  To the extent such ADRs have similar economic characteristics to stocks of companies as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such ADRs will be included in the 80% policy.

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ADR risk.  ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.  The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities.  Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

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